Exhibit 10.1

                            Gilbert Goldstein, P.C.
                         Attorney and Counselor at Law
                     3600 South Yosemite Street, Suite 870
                            Dener, Colorado 80237
Gilbert Goldstein            FAX (303) 220-8272                  (303) 220-8200




October 22, 2001

Mr. Larry A. Mizel, Chairman
M.D.C. Holdings, Inc.
3600 S. Yosemite St., Suite 900
Denver, Colorado  80237

Re:      Gilbert Goldstein, P.C. - Amendment to Agreement


Dear Larry:

This letter amends the agreement between Gilbert Goldstein, P.C. ("GGPC") and M.D.C. Holdings, Inc. ("MDC") dated September 25, 1998 (the "Agreement").

Paragraph 4 of the Agreement is hereby amended to extend the term of the Agreement to September 30, 2003. Except as amended hereby, all other terms, conditions, and other provisions of the Agreement, as previously amended on October 25, 1999 and October 23, 2000, are ratified, approved and confirmed.

This amendment was approved by the Board of Directors of MDC on October 22, 2001. Please indicate MDC's approval of this Amendment by executing the acknowledgement below.

If you have any questions, please call me.

Yours truly,

GILBERT GOLDSTEIN, P.C.


By:      /s/ Gilbert Goldstein
    ---------------------------------
         Gilbert Goldstein

Approved and agreed to this 22nd Day of October, 2001.

M.D.C. HOLDINGS, INC.


By:      /s/ Larry A. Mizel
    ---------------------------------
         Larry A. Mizel
         Chairman of the Board and
         Chief Executive Officer

DSJ/aw